THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

                              RHOMED INCORPORATED


                      CLASS C WARRANT FOR THE PURCHASE OF
                      -----------------------------------
                            SHARES OF COMMON STOCK
                            ----------------------



NO. 1                                                         275,000 SHARES


         For value received, RhoMed Incorporated, a New Mexico corporation (the "COMPANY"), hereby certifies that William I. Franzblau or permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on June 24, 1996 and prior to 5:00 P.M., New York City time, on four years from June 24, 1996 (the "TERMINATION DATE"), Two Hundred and Seventy-Five Thousand (275,000) fully paid and non-assessable shares of the Common Stock, no par value, of the Company for an aggregate purchase price of $110,000 (computed on the basis of $.40 per share).

         Herein, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, including, but not limited to, such securities as may be issued pursuant to the Agreement and Plan of Reorganization by and among Interfilm, Inc., Interfilm Acquisition Corp. and RhoMed Incorporated as of April 12, 1996, is referred to as the "COMMON STOCK", (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "WARRANT SHARES", (iii) the aggregate purchase price payable

                            Class C Warrant Page 1
for the Warrant Shares hereunder is referred to as the "AGGREGATE WARRANT PRICE", (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "PER SHARE WARRANT PRICE", (v) this Warrant, all similar Warrants issued on the date hereof and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "WARRANTS" and (vi) the holder of this Warrant or Warrant Shares issued upon the exercise of this Warrant is referred to as the "HOLDER" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "HOLDERS". The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.


                  1. EXERCISE OF WARRANT.

                  (a) This Warrant may be exercised, in whole at any time or in part from time to time, commencing on June 24, 1996 and prior to the Termination Date, unless terminated earlier as set forth in Section 8 hereof, by the holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 10(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for Warrant Shares made by certified or official bank check payable to the order of the Company; or

                  (b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.


                  2. RESERVATION OF WARRANT SHARES; LISTING. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in

                            Class C Warrant Page 2
reserve, and keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions (other than restrictions necessary to comply with Federal and state securities laws) on sale or transfer and free and clear of all preemptive rights and rights of first refusal.


                  3. PROTECTION AGAINST DILUTION.

                  (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (b) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this
Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or

                            Class C Warrant Page 3
conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event; provided, however, that notice need not been give on account of transactions provided for in the Agreement and Plan of Reorganization by and among Interfilm, Inc., Interfilm Acquisition Corp. and RhoMed Incorporated as of April 12, 1996. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

                  (c) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Holders of Warrants representing the right to purchase a majority of the Warrant Shares subject to all outstanding Warrants may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

                  (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon the exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.


                        Class C Warrant Page 4

                  (e) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

                  (f) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

                  (g) If, as a result of an adjustment made pursuant to this
Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.


                  4. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Common Stock represented by each and every certificate of Warrant Shares delivered on the exercise of this Warrant be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof.


                  5. REGISTRATION UNDER SECURITIES ACT OF 1933. The Holder of this Warrant shall have the registration rights provided in Exhibit A hereto.



                            Class C Warrant Page 5

                  6. LIMITED TRANSFERABILITY. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Act and the applicable state securities "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.


                  7. CALL OF WARRANT BY COMPANY. This Warrant automatically terminates if:

                  (a) The Common Stock, or any securities into which the Common Stock has been converted, trades on a national securities exchange, on the National Association of Security Dealers, Inc. Automated Quotations System ("NASDAQ"), on the NASD Electronic Bulletin Board, or in "pink sheets", and has, during any consecutive thirty trading day period, had a closing price for at least twenty trading days equal to or greater than $0.60 per share, said closing price to be determined on the basis of the initial Per Share Warrant Price and initial aggregate number of Warrant Shares, making adjustment to the Per Share Warrant Price and number of Warrant Shares as provided in Section 3(e) (the "TERMINATION EVENT");

                  (b) Notice of the Termination Event is given to the Holder at the address and as set forth in Subsection 10(a) hereof; and

                  (c) The Holder has not, by the close of the thirtieth day following giving notice of the Termination Event, exercised the Warrant as set forth in Section 1.


                  8. LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.


                  9. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or

                            Class C Warrant Page 6
receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.


                  10. COMMUNICATION. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

                  (a) the Company at 214 Carnegie Center, Suite 100, Princeton, NJ 08540 or such other address as the Company has designated in writing to the Holder, or

                  (b) the Holder at 162 Franklin Street, Morristown, NJ 07960, or such other address as the Holder has designated in writing to the Company.


                  11. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.


                  12. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.


                            Class C Warrant Page 7

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by an Executive Officer and its corporate seal to be hereunto affixed and attested by its Assistant Secretary this 24th day of June, 1996.


                                           RHOMED INCORPORATED



                                           By:      s/ John J. McDonough
                                                    -------------------------
                                                       John J. McDonough
                                                       Vice President and CFO


ATTEST:


  s/ Stephen A. Slusher
  ---------------------
    Assistant Secretary

[Corporate Seal]


                            Class C Warrant Page 8

                                 SUBSCRIPTION
                                 ------------

         The undersigned, William I. Franzblau, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ____________________ shares of the Common Stock, no par value, of RhoMed Incorporated, covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated:_______________                          Signature:_____________________

                                               Address:_______________________




                                  ASSIGNMENT

         FOR VALUE RECEIVED William I. Franzblau hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_____________________, attorney, to transfer said Warrant on the books of RhoMed Incorporated.


Dated:_______________                          Signature:_____________________

                                               Address:_______________________




                              PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED William I. Franzblau, hereby assigns and transfers unto ____________________ the right to purchase _______ shares of the Common Stock, no par value per share, of RhoMed Incorporated covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Warrant on the books of RhoMed Incorporated.

Dated:_______________                          Signature:_____________________

                                               Address:_______________________


                            Class C Warrant Page 9

                         REGISTRATION RIGHTS AGREEMENT

         1.1 As used in this Registration Rights Agreement to the Warrant for the Purchase of Shares of Common Stock ("Registration Rights Agreement"), the following terms shall have the following meanings:

                  (a) "Affiliate" shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition "control," when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                  (b) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in New York.

                  (c) "Holder" and "Holders" has the meaning given in the Warrant, and any person holding Registrable Securities to whom the rights under this Registration Rights Agreement have been transferred in accordance with Section 1.9 hereof.

                  (d) "Person" shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                  (e) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                  (f) "Registrable Securities" shall mean any Warrant Shares issued upon exercise of the Warrant; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been disposed of pursuant to a registration statement declared effective by the Commission, (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (iii) are not saleable as exempt securities pursuant to Section 3(a)(10) of the Securities Act of 1933 or (iv) are held by a Holder or a permitted transferee pursuant to Section 1.9.

                  (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 1.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for

                   Exhibit A - Registration Rights - Page 1 the Company, blue sky fees and expenses (for a reasonable number of states) and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

                  (h) "Registration Statement" shall have the meaning ascribed to such term in Section 1.2.

                  (i) "Registration Period" shall have the meaning ascribed to such term in Section 1.4.

                  (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

                  (k) "Warrant" shall mean the Class C Warrant for the Purchase of Shares of Common Stock of which this Registration Rights Agreement is a part.

         1.2 The Company agrees that no later than 180 days after (x) the closing date of the first registration statement for an initial public offering of the Common Stock of the Company registered under the Act or (y) the first date on which the Common Stock of the Company (or securities received in exchange for Common Stock of the Company) trades on a national securities exchange, on the National Association of Security Dealers, Inc. Automated Quotations System ("NASDAQ"), on the OTC Electronic Bulletin Board or in "pink sheets", the Company will file a registration statement (the "Registration Statement") with the Commission and use its reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities. Notwithstanding the foregoing, the Company (i) will not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities and (ii) may delay the filing for a period not to exceed sixty (60) days if the Company determines in good faith that such filing would have an adverse effect on the Company or would otherwise be inadvisable.

         1.3 All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.


                   Exhibit A - Registration Rights - Page 2

         1.4 In the case of the registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense the Company will:

                  (a) use its reasonable best efforts to keep such registration and any qualification or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the Registration Statement. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the "Registration Period." Notwithstanding the foregoing, at the Company's election the Company may cease to keep such registration, qualification or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144 under the Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder; and

                  (b) advise the Holders:

                           (i) when the Registration Statement or any
                  amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for
                  amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                           (iv) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the



                   Exhibit A - Registration Rights - Page 3
                  statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                  (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                  (d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

                  (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Subscriber and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Subscriber or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Subscriber conducting an investigation for the purpose of reducing or eliminating such Subscriber's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

                  (f) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;


                   Exhibit A - Registration Rights - Page 4

                  (g) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                  (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                  (i) upon the occurrence of any event contemplated by Section 1.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (j) use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

         1.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 1.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Registration Rights Agreement.

         1.6

                  (a) To the extent permitted by law, the Company will indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject

                   Exhibit A - Registration Rights - Page 5 to Section 4.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Registration Rights Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act.

                  (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 4.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the


                   Exhibit A - Registration Rights - Page 6

Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus that was made available to the Holder was not sent or given to the person asserting any such claim, loss, damage or liability at or prior to the written confirmation of the sale of the Registrable Securities confirmed to such person if such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                  (c) Each party entitled to indemnification under this
Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Registration Rights Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a

                   Exhibit A - Registration Rights - Page 7 material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         1.7

                  (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 1.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (b) Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the registration statement and prospectus contemplated by Section 4.2 during (A) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities (or such longer period as required by the underwriter of such offering) and (B) any period, not to exceed one 60-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

                  (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement.

                  (d) Each Holder hereby covenants with the Company (1) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (2) if such Registrable Securities are to be sold by any method or in any transaction other than on NASDAQ (or other national securities exchange), in the over-the-counter market, in privately negotiated transactions, or in a


                   Exhibit A - Registration Rights - Page 8 combination of such methods, to notify the Company at least five business days prior to the date on which the Holder first offers to sell any such Registrable Securities

                  (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the registration statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such registration statement and (B) the requirement of delivering a current prospectus has been satisfied.

                  (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement, that constitutes a violation of Rule 10(b)-6 under the Exchange Act or any other applicable rule, regulation or law.

                  (g) At the end of the period during which the Company is obligated to keep the registration statement current and effective as described above, the Holders of Registrable Securities included in the registration statement shall discontinue sales of Registrable Securities pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Registrable Securities covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of Registrable Securities registered which remain unsold immediately upon receipt of such notice from the Company.

         1.8 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of


                   Exhibit A - Registration Rights - Page 9 the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         1.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 1.2 may be assigned in full by a Holder, provided, that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such transfer involves not less than the lesser of all of such Holder's Registrable Securities or 100,000 Shares (or the amount of Registrable Securities issued in replacement of 100,000 Shares) of Common Stock, as defined in the Warrant;
(iii) such Holder gives prior written notice to the Company; and (iv) such transferee agrees to comply with the terms and provisions of this Warrant and Registration Rights Agreement, and such transfer is otherwise in compliance with this Registration Rights Agreement and the Warrant. Except as specifically permitted by this Section 1.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

         1.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Registration Rights Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

         1.11 If the Company files a registration statement with the Commission in connection with a public offering of the Company's securities, the Subscriber, by accepting this Registration Rights Agreement, agrees, if so requested by the Company, that such Subscriber will not directly or indirectly sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any capital stock of the Company during the 30-day period ending, and the 180-day period beginning (or any such other period as is required by the underwriter of such offering) on the first date of the effectiveness of such registration statement. Upon request, the Subscriber will sign an agreement in reasonable form to such effect with the underwriter of such an offering.


                   Exhibit A - Registration Rights - Page 10